UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2018

MEDPACE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37856	32-0434904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5375 Medpace Way
Cincinnati, Ohio 45227 (513) 579-9911 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 2.02    Results of Operations and Financial Condition

On February 26, 2018, Medpace Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the three months and year ended December 31, 2017.  The full text of the press release was posted on the Company’s internet website and is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information contained in, or incorporated into, Item 2.02, including the press release attached as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 8.01    Other Events

The Company's share repurchase program initiated in 2017 terminated in the fourth quarter. On February 22, 2018, the Company’s Board of Directors authorized share repurchases of up to $50 million of the Company’s common stock in the open market or negotiated transactions, at the discretion of the Company’s management. The extent and timing of repurchases depends on market conditions, applicable regulatory requirements, and other considerations. The share repurchase authorization does not obligate the Company to acquire any minimum amount of common stock and any program may be modified, limited, extended, suspended or terminated at any time at the Company’s discretion. The Company currently expects that any repurchases under the program would be made in compliance with the SEC’s Rules 10b-5 and 10b-18.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated February 26, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDPACE HOLDINGS, INC.

Date:	February 26, 2018	By:	/s/ Jesse J. Geiger
		Name:	Jesse J. Geiger
		Title:	Chief Financial Officer and Chief Operating Officer, Laboratory Operations